UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008– May 31, 2009

Item 1: Reports to Shareholders

Vanguard Florida Long-Term Tax-Exempt Fund Semiannual Report

May 31, 2009

>	Vanguard Florida Long-Term Tax-Exempt Fund returned about 9% for the six months ended May 31, 2009, which was higher than the average return of peer-group funds.
>	After a disappointing year, the long-term municipal bond market snapped back with a strong rally during the six-month period.
>	The fund’s return for the fiscal half-year exceeded that of its benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	VFLTX	9.07%
30-Day SEC Yield: 4.05%
Taxable-Equivalent Yield: 6.23%[1]
Admiral™ Shares[2]	VFLRX	9.11
30-Day SEC Yield: 4.13%
Taxable-Equivalent Yield: 6.35%[1]
Barclays Capital 10 Year Municipal Bond Index		8.23
Average Florida Municipal Debt Fund[3]		8.47

Your Fund’s Performance at a Glance
November 30, 2008–May 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$10.32	$11.00	$0.247	$0.000
Admiral Shares	10.32	11.00	0.252	0.000

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

2 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder:

After an unusually tough year, Vanguard Florida Long-Term Tax-Exempt Bond Fund bounced back strongly during the six months ended May 31, 2009. Investor Shares returned 9.07%, and Admiral Shares returned 9.11%, as the broad municipal market recorded one of its best six-month performances in years.

The fund’s yield declined over the six-month period as strong demand for long-term municipal bonds drove their prices up and their yields down. Also see the accompanying “Investment insight” box on page 5.

The Florida Long-Term Tax-Exempt Fund’s yield for Investor Shares was 4.05%, compared with 4.70% as of November 30, 2008. Admiral Shares yielded 4.13% compared with an earlier 4.78%. On a taxable-equivalent basis, the fund’s yields were higher, as detailed in the table on page 1.

Note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax. However, the fund currently does not own securities that would generate income distributions subject to the AMT.

Government actions spurred investor confidence in bonds

The fixed income market gyrated during the fiscal half-year. After Lehman Brothers’ collapse in September, investors fled in droves to U.S. Treasury bonds, considered the safest of all securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

The credit-market crisis also rattled the municipal bond market. At the beginning of the period, this produced municipal bond yields higher than those of Treasuries, a reversal of the traditional relationship between taxable and tax-exempt yields. Since December, munis have stabilized, in part because of federal government initiatives to help cash-starved state and local governments, and the traditional relationship between Treasury and muni yields seemed to be reasserting itself. For the six months, the broad municipal bond market returned about 9%.

In an effort to thaw the credit markets and stimulate the economy, the Federal Reserve Board reduced its target for short-term interest rates to an all-time low of 0% to 0.25% in December. In recent months, the Fed has unveiled plans to purchase a huge amount of Treasury and mortgage-backed securities to drive up their prices and push down yields, and thus keep borrowing costs, such as mortgage rates, low.

By the end of the period, bond investors were more optimistic and willing to take on riskier, higher-yielding corporate bonds. Barclays Capital U.S. Aggregate Bond Index returned about 5% for the fiscal half-year, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned nearly 37% for the same period.

Market Barometer
			Total Returns
		Periods Ended May 31, 2009
	Six Months	One Year	Five Years[1]
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.11%	5.36%	5.01%
Barclays Capital Municipal Bond Index	9.00	3.57	4.41
Citigroup 3-Month Treasury Bill Index	0.12	0.89	3.03

Stocks
Russell 1000 Index (Large-caps)	5.73%	–32.95%	–1.55%
Russell 2000 Index (Small-caps)	7.03	–31.79	–1.18
Dow Jones U.S. Total Stock Market Index	6.58	–32.39	–1.13
MSCI All Country World Index ex USA (International)	22.20	–35.55	5.65

CPI
Consumer Price Index	0.67%	–1.28%	2.49%

1 Annualized.

Stocks ended the period with impressive gains

Global stock markets improved significantly during the six months ended May 31. The broad U.S. stock market returned nearly 7%—the first six-month gain since October 2007. May saw the third consecutive monthly gain for U.S. stocks, with investors heartened by an apparent moderation in the bad economic news. Consumer confidence ticked higher, and earlier estimates of first-quarter GDP were revised upward.

International stocks returned about 22% for the fiscal half-year—the highest six-month return since April 2006. Higher commodity prices and a slight rebound in manufacturing orders helped reverse the steep declines that plagued international markets earlier in the period. Aggressive stimulus measures by some governments, including China’s, helped the world’s emerging markets claw their way toward recovery.

Despite encouraging signs, many investors remained fearful that long-term inflation would be kindled by the U.S. Treasury’s massive borrowing, a weaker dollar, and higher crude-oil prices. The U.S. economy also continues to struggle with high levels of unemployment.

Investor demand, government efforts stimulated the market for muni bonds

To a significant extent, the performance of each state’s municipal securities is consistent with that of the tax-exempt market as a whole, reflecting the relative homogeneity of securities issued by states and municipalities. That is why strong demand for longer-term municipal bonds

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.20%	0.12%	1.06%

1 The fund expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended May 31, 2009, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

during the six months ended May 31 helped boost the returns of tax-exempt bonds generally, and those of Florida tax-exempt bonds specifically. Quickening the demand were the attractive prices of long-term municipals—a consequence of credit-crisis-related forced sales by hedge funds and other investors toward the end of the fund’s prior fiscal year and at the beginning of the latest reporting period.

The federal government’s stimulus efforts—including payments to state and local governments and the creation of a new subsidized, taxable municipal bond aimed at lowering financing costs—also helped generate more optimistic investor sentiment in the muni marketplace.

In this environment, Vanguard Florida Long-Term Tax-Exempt Fund roared back with a return of 9.07% for Investor Shares, and 9.11% for Admiral Shares, compared with an average return of 8.47% for its peer-group funds and 8.23% for its benchmark index.

As the municipal market enters the second half of fiscal year 2009, concerns have been raised about the fiscal outlook for states and municipalities—and, of course, the soundness of their finances during this severe recession bears close watching. It’s important to keep in mind, however, that the performance of the Florida Long-Term Tax-Exempt Fund over the 2008 fiscal year stemmed more from distress among financial institutions than from trouble with municipal securities. State and local governments have a long history of meeting investor obligations, even in periods of extreme economic decline.

Investment insight

A historical yield pattern appears to be returning

At the start of the fiscal half-year, municipal securities generally offered higher pre-tax yields than taxable Treasuries—an inversion of the typical relationship. Munis usually yield less than Treasuries, because their interest income is generally exempt from federal taxes. As the period progressed, Treasury yields rose and muni yields declined, perhaps indicating a return to normalcy after a period of extreme turmoil in the bond markets.

Note: Ten-year Treasury yields are based on month-end yields, as calculated by Bloomberg L.P. The fund’s yield, calculated according to an SEC-required method, represents the yield on a portfolio of securities with an average weighted maturity that is expected to remain between 10 and 25 years.

A balanced portfolio can help to counter uncertainty

The financial markets are fraught with uncertainty: That is their nature, as every seasoned investor knows. At times, however, the uncertainty is heightened, and that characterizes the current market environment.

Whatever the outlook, Vanguard’s experience suggests that the best strategy is a long-term program built on a diversified mix of stock, bond, and money market funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio can’t be expected to produce the best (or worst) performance in a given period, but it can help you reap the rewards of the market’s best-performing assets while muting the impact of the worst-performing ones.

Vanguard Florida Tax-Exempt Bond Fund—which combines low costs with the skilled management and expert credit analysis of Vanguard Fixed Income Group—can be a valuable part of such a diversified, long-term portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

June 12, 2009

Advisor’s Report

For the fiscal half-year ended May 31, 2009, Vanguard Florida Long-Term Tax-Exempt Fund registered about 9%, outperforming both the result of its benchmark index and the average return of competitor funds.

The investment environment

As the six-month period began, the shocks of the Lehman Brothers bankruptcy and the federal government’s rescue of American International Group (AIG) were still reverberating throughout the financial markets. Credit markets had seized up, and prices had fallen for all but the “safest” assets (that is, U.S. Treasuries) as investors rushed headlong to avoid any hint of risk. Hedge funds and closed-end funds, which had relied on massive debt to finance investments in assets such as mortgage-backed securities and municipal bonds, had no choice but to sell those assets as the value of their collateral declined.

The strong demand for Treasuries drove down their yields, while the rushed sales of municipal bonds increased their yields, reversing the usual relationship: By December, the yield of 30-year AAA-rated municipal bonds was almost double that of 30-year Treasuries, compared with the typical ratio of about 90%.

After December, however, the investment environment improved considerably. The municipal market began to stabilize, bolstered by federal government initiatives that prompted investors to take advantage of municipal securities’ depressed prices. The Federal Reserve Board had pushed its

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2008	2009
2 years	2.13%	0.94%
5 years	2.93	1.97
10 years	4.02	2.97
30 years	5.38	4.55

Source: Vanguard.

target for the federal funds rate as low as it could go, to a range of 0%–0.25%. The Fed also adopted an unconventional policy of “quantitative easing”—an array of programs aimed at thawing frozen credit markets. In addition, in February the U.S. Congress passed the American Recovery and Reinvestment Act of 2009, a stimulus program that includes direct payments to state and local governments.

The act also provides for the “Build America Bonds” program, which allows municipalities to issue federally subsidized taxable bonds. A number of states, agencies, and local governments—in California, New York, and New Jersey, for example—quickly took advantage of this new investment tool to lower their financing costs.

Toward the end of the fiscal half-year, liquidity had improved in the municipal bond market and credit spreads were tightening. Investors’ appetite for risk began to revive, which cooled demand for Treasuries and pushed their yields higher. Long-term municipal bonds rallied, driving their yields lower. The relationship between municipal bond yields and Treasury yields was approaching normalcy—note, for example, the chart in the President’s Letter comparing the yield of the Florida Long-Term Tax-Exempt Fund with Treasury yields.

The troubles faced by the municipal bond market can be seen in the supply of new issuance, which fell during the six months ended May 31 by almost 23%, to $162 billion, from a year earlier. The drop reflects a higher-than-normal issuance in the prior year as state and local governments turned to traditional bonds to replace auction-rate and variable-rate debt securities, which faced credit-crisis problems. The decline also reflected investors’ pronounced risk-aversion in late 2008, when there was little appetite for anything but Treasuries. During the six months, Florida government entities floated $7.3 billion in securities, down from $9.9 billion a year earlier.

Management of the funds

During the half-year, the Florida Long-Term Tax-Exempt Fund benefited from the post-December rally in long-term municipal bonds. Careful credit analysis and prudent portfolio management provided important boosts; the fund beat both its benchmark index and its competitor mutual funds. The rally in long-term municipal bonds helped push yields for the Florida Long-Term Tax-Exempt Fund lower.

Outlook

States and municipalities are facing historic fiscal challenges amid a severe recession and a housing slump that have reduced tax revenues. In Florida, for example, the decline in employment in nearly every industry and an especially severe housing contraction—despite strong fiscal management by the state—epitomize some of the difficulties. In general, the federal government’s stimulus program and its other steps are helping to bridge a portion of state and municipal budget gaps. We expect the balance of these shortfalls to be filled by tax increases, spending cuts, and tapping of reserves, the precise mix depending on each locality’s economic and political situation. Of course, this will result in tough decision-making at all levels of government as the fund’s new fiscal period proceeds.

At Vanguard, we are ready for these challenges. The credit quality of issuers has never been more important. We expect our long-standing practice of conducting rigorous and independent analyses will continue to serve you well.

Coupled with the Florida Long-Term Tax-Exempt Fund’s broad diversification and low expense ratios, your fund is positioned to take advantage of the best opportunities in an unusually demanding environment.

John M. Carbone, Principal

Portfolio Manager

Vanguard Fixed Income Group

June 23, 2009

Florida Long-Term Tax-Exempt Fund

Fund Profile

As of May 31, 2009

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	190	8,063	45,646
Yield[3]		3.9%	3.9%
Investor Shares	4.1%
Admiral Shares	4.1%
Yield to Maturity	4.3%[4]	3.9%	3.9%
Average Coupon	4.9%	5.0%	5.0%
Average Effective
Maturity	11.6 years	9.8 years	13.3 years
Average Quality	AA–	AA	AA
Average Duration	7.5 years	7.2 years	8.3 years
Expense Ratio[5]		—	—
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	5.7%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	6.2%
1–5 Years	27.1
5–10 Years	25.3
10–20 Years	15.1
20–30 Years	24.1
Over 30 Years	2.2

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.97
Beta	0.99	1.05

Distribution by Credit Quality (% of portfolio)

AAA	29.8%
AA	45.3
A	20.5
BBB	0.9
BB	0.3
Other	3.2

Investment Focus

1 Barclays Capital 10 Year Municipal Bond Index.

2 Barclays Capital Municipal Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 The expense ratios shown are from the prospectus dated March 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended May 31, 2009, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Florida Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): November 30, 1998–May 31, 2009
	Investor Shares			Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–6.5%	4.6%	–1.9%	–0.4%
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2
2007	–1.6	4.5	2.9	3.5
2008	–10.1	4.2	–5.9	–0.4
2009[2]	6.6	2.5	9.1	8.2

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[3]	9/1/1992	–0.04%	2.45%	–0.30%	4.65%	4.35%
Admiral Shares	11/12/2001	0.04	2.52	–0.86[4]	4.54[4]	3.68[4]

1 Barclays Capital 10 Year Municipal Bond Index.

2 Six months ended May 31, 2009.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Florida Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
Florida (98.0%)
	Alachua County FL Health Fac. Auth.
	(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,265
	Alachua County FL Health Fac. Auth.
	(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	9,359
	Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (1)	2,400	2,646
	Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (1)	2,665	2,948
	Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (1)	3,125	3,465
	Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (1)	1,940	2,134
	Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	511
	Brevard County FL Health Fac. Auth. Rev.
	(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,002
	Brevard County FL Util. Rev.	5.250%	3/1/12 (1)	3,805	4,081
	Brevard County FL Util. Rev.	5.250%	3/1/14 (1)	2,045	2,194
	Broward County FL Educ. Facs. Auth. Rev. VRDO	0.260%	6/1/09 LOC	7,000	7,000
	Broward County FL Educ. Facs. Auth. Rev. VRDO	0.230%	6/1/09 LOC	9,800	9,800
	Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,891
	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,735
	Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	5,107
	Broward County FL School Board COP	5.000%	7/1/13 (4)	2,360	2,552
	Broward County FL School Board COP	5.500%	7/1/18 (4)	3,625	3,744
	Broward County FL School Board COP	5.500%	7/1/19 (4)	15,460	15,919
	Broward County FL Water & Sewer Util. Rev.	5.000%	10/1/25	2,000	2,068
	Cape Coral FL Water & Sewer Rev.	5.000%	10/1/27 (2)	7,470	7,408
	Citizens Property Insurance Corp. Florida
	(High Risk Account)	5.500%	6/1/14	15,000	15,432
	Citrus County FL Water &
	Wastewater System Rev.	5.000%	10/1/25 (4)	3,670	3,781
	Clearwater FL Water & Sewer Rev.	5.250%	12/1/39	5,000	4,904
	Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	13,934
	Collier County FL School Board COP	5.000%	2/15/27 (4)	3,000	2,982
	Coral Springs FL Improvement Dist.
	Water & Sewer GO	6.000%	6/1/10 (1)	1,350	1,350
	Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)(ETM)	2,500	2,725
	Dunedin FL Util. System Rev.	6.750%	10/1/10 (1)	2,465	2,549
	Duval County FL School Board COP	5.000%	7/1/24 (1)	2,000	2,018
	Duval County FL School Board COP	5.000%	7/1/33 (4)	2,000	1,906
1	Florida Board of Educ. Capital Outlay	6.000%	6/1/10 (Prere.)	500	533
	Florida Board of Educ. Capital Outlay	6.000%	6/1/23	3,000	3,733

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Board of Educ. Capital Outlay	4.750%	6/1/37 (1)	5,485	5,208
Florida Board of Educ. Public Educ.	5.000%	6/1/21	6,400	6,860
Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	12,132
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/20	1,925	2,096
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/27	2,000	2,074
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/27	5,000	5,157
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/29	7,970	8,114
Florida Board of Educ. Public Educ. Capital Outlay	5.000%	6/1/35	30,000	29,922
Florida Board of Educ. Public Educ. Capital Outlay	4.750%	6/1/37	2,000	1,899
Florida Board of Educ. Rev. (Lottery Rev.)	5.250%	1/1/19 (1)	3,330	3,491
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	1/1/22 (1)	3,640	3,712
Florida Board of Educ. Rev. (Lottery Rev.)	5.000%	7/1/22	6,165	6,423
Florida Board of Educ. Rev. (Lottery Rev.)	5.250%	7/1/24	3,070	3,207
Florida Dept. of Environmental
Protection & Preservation Rev.	5.000%	7/1/11 (1)	5,885	6,202
Florida Dept. of Environmental
Protection & Preservation Rev.	5.000%	7/1/27	5,000	4,959
Florida Dept. of Transp.	5.000%	7/1/25	2,620	2,695
Florida Dept. of Transp.	5.000%	7/1/30	7,350	7,411
Florida Housing Finance Corp. Rev.
(Homeowner Mortgage)	5.500%	7/1/39	1,500	1,507
Florida Hurricane Catastrophe Fund
Finance Corp. Rev.	5.000%	7/1/13	15,000	15,543
Florida Muni. Power Agency Rev.	5.000%	10/1/31	6,075	5,853
Florida Muni. Power Agency Rev.	6.250%	10/1/31	2,000	2,170
Florida Turnpike Auth. Rev.	5.000%	7/1/28 (2)	5,665	5,623
Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,885	13,450
Florida Turnpike Auth. Rev.	4.500%	7/1/37	5,000	4,303
Florida Water Pollution Control
Financing Corp. Rev.	5.000%	1/15/20	2,000	2,173
Florida Water Pollution Control
Financing Corp. Rev.	5.000%	1/15/25	5,000	5,201
Halifax Hosp. Medical Center Florida Hosp. Rev.	5.500%	6/1/38 (4)	3,000	2,866
Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	3,975
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	11,092
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/15 (Prere.)	1,225	1,407
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	3,634
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	8,775	7,788
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,987
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,329
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14 (4)	5,265	5,849
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15 (4)	3,845	4,288
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	4,800	4,508
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	10,570	9,282
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	10,450	10,731

Florida Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Hillsborough County FL IDA (Moffitt Cancer Ctr.)	5.250%	7/1/27	3,000	2,769
	Hillsborough County FL IDA PUT	5.150%	9/1/13	2,000	1,996
	Hillsborough County FL School Board COP
	(Master Lease Program) VRDO	0.280%	6/1/09 LOC	12,800	12,800
	Jacksonville FL Econ. Dev. Community
	Health Care Fac. Rev. (Mayo Clinic)	5.000%	11/15/36	3,000	2,900
	Jacksonville FL Electric Auth. Rev.
	(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,764
	Jacksonville FL Electric Auth. Rev.
	(St. John’s River Power Park)	5.000%	10/1/37	5,000	4,718
	Jacksonville FL Electric Auth. Rev.
	(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,673
	Jacksonville FL Electric Auth.
	Water & Sewer Rev.	5.375%	10/1/39	1,125	1,126
	Jacksonville FL Health Fac. Auth. Hosp. Rev.
	(Baptist Medical Center)	5.000%	8/15/27	7,620	7,193
	Jacksonville FL Health Fac. Auth. Hosp. Rev.
	(Baptist Medical Center)	5.000%	8/15/37	3,800	3,385
	Jacksonville FL Health Fac. Auth. Hosp. Rev.
	(Baptist Medical Center) VRDO	0.280%	6/1/09 LOC	7,400	7,400
	Jacksonville FL Sales Taxes Rev.	5.000%	10/1/30	5,000	5,026
	Jacksonville FL Transp. Rev.	5.000%	10/1/28 (1)	3,130	3,168
	Jacksonville FL Transp. Rev.	5.000%	10/1/29 (1)	3,065	3,083
	Jea FL Bulk Power Supply System Rev.	5.625%	10/1/33	4,000	4,099
	Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	5,275	5,022
	Lake County FL School Board COP	5.000%	6/1/30 (2)	7,000	6,659
	Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,952
	Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,840
	Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,283
	Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	9,900	9,987
	Lee County FL IDA Health Care Fac. Rev.
	(Shell Point Village)	5.000%	11/15/29	4,000	2,728
	Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35 (1)	5,090	4,530
	Marion County FL Hosp. Dist. Rev.
	(Munroe Regional Health System)	5.000%	10/1/29	10,290	8,342
	Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,682
	Miami-Dade County FL Aviation—
	Miami International Airport	5.500%	10/1/41	9,000	8,583
2	Miami-Dade County FL Aviation TOB VRDO	0.640%	6/5/09 (4)	7,500	7,500
	Miami-Dade County FL Educ. Fac. Auth. Rev.
	(Univ. of Miami)	5.250%	4/1/24 (2)	6,515	6,802
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	8,778
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	9,498
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	3,715	3,200
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,692
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,900
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,203
	Miami-Dade County FL School Board COP	5.000%	8/1/12 (2)	4,000	4,241
	Miami-Dade County FL School Board COP	5.000%	8/1/14 (1)	1,665	1,751
	Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,666
	Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,299
	Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,222
	Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	5,635	5,233

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	9,050
Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	4,967
Miami-Dade County FL Water & Sewer Rev.	5.000%	10/1/26 (1)	17,000	17,219
North Brevard County FL Hosp. Dist. Rev.
(Parrish Medical Center Project)	5.750%	10/1/38	2,000	1,961
Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	1,060	1,094
Orange County FL Educ. Fac. Auth. Rev.
(Rollins College) VRDO	0.230%	6/1/09 LOC	1,200	1,200
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	5.625%	11/15/12 (Prere.)	3,180	3,564
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.250%	11/15/12 (Prere.)	5,000	5,661
Orange County FL Health Fac. Auth. Rev.
(Nemours Foundation Project)	5.000%	1/1/15 (Prere.)	1,435	1,646
Orange County FL Health Fac. Auth. Rev.
(Orlando Lutheran Healthcare) VRDO	0.700%	6/1/09 (4)	4,300	4,300
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,064
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,653
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,254
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,044
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	1,968
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,660
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,015
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	113
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,624
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,641
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	5,770	6,209
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	7,327
Orange County FL Sales Tax Rev.	5.125%	1/1/32 (1)	5,000	4,918
Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,205
Orange County FL School Board COP	5.000%	8/1/23 (1)	5,000	5,104
Orange County FL School Board COP	5.000%	8/1/32 (1)	8,000	7,661
Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	893
Orange County FL Tourist Dev. Rev.	4.750%	10/1/32 (10)	10,000	9,168
Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (1)	2,000	2,099
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (1)	3,000	3,657
Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (1)	8,360	10,396
Orlando & Orange County FL Expressway Auth.	5.000%	7/1/32 (4)	10,000	9,959
Orlando & Orange County FL Expressway Auth.
VRDO	1.250%	6/5/09 (4)	5,000	5,000
Orlando FL Util. Comm. Util. System Rev.	5.000%	10/1/33	3,000	3,004
Orlando FL Util. Comm. Water & Electric Rev.	5.000%	10/1/25	2,100	2,164
Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (1)	3,000	3,582
Palm Beach County FL Health Fac.
Auth. Hosp. Rev.	5.625%	12/1/31	6,000	4,396

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Palm Beach County FL Public Improvement Rev.	5.000%	5/1/33	2,000	1,967
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,475
Palm Beach County FL School Board COP	5.000%	8/1/24 (1)	7,135	7,259
Palm Beach County FL School Board COP	5.000%	8/1/27 (1)	8,740	8,667
Palm Beach County FL Solid Waste Auth. Rev.	5.000%	10/1/25 (13)	3,370	3,517
Palm Beach County FL Solid Waste Auth. Rev.	5.000%	10/1/27 (13)	1,000	1,027
Palm Beach County FL Solid Waste Auth. Rev.	5.500%	10/1/28	5,000	5,181
Palm Beach County FL Water & Sewer	5.000%	10/1/31	9,790	9,849
Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	4,000	3,924
Polk County FL Util. System Rev.	5.250%	10/1/21 (1)	3,620	3,684
Port St. Lucie FL Rev.	6.250%	9/1/27 (12)	2,000	2,179
Port St. Lucie FL Special Assessment Rev.
(Southwest Annexation Dist.)	5.000%	7/1/27 (1)	10,000	8,765
Port St. Lucie FL Util. Rev.	5.000%	9/1/35 (12)	2,000	1,948
Putman County FL Auth. PCR PUT	5.350%	5/1/18 (2)	3,500	3,566
Sarasota County FL Environmentally Sensitive GO	5.250%	10/1/24	2,000	2,135
Sarasota County FL School Board COP	5.375%	7/1/23	5,545	5,755
Sarasota County FL School Board COP	5.500%	7/1/24	1,775	1,852
Sarasota County FL Util. System Rev.	7.000%	10/1/09 (1)	3,235	3,301
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (1)	2,400	2,674
Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (1)	3,595	3,978
Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	925	936
Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,376
Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,711
Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	4,934
South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35 (1)	5,050	4,710
South Florida Water Management Dist.	5.000%	10/1/36 (2)	15,000	14,607
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South FL Obligated Group)	5.000%	8/15/20	5,000	5,111
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South FL Obligated Group)	5.000%	8/15/22	5,000	5,080
St. John’s County FL IDA Health Care
(Vicars Landing Project)	5.000%	2/15/17	1,625	1,452
St. John’s County FL Ponte Verda
Utility Systems Rev.	5.000%	10/1/30 (4)	3,650	3,612
St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,682
St. Petersburg FL Health Fac. Auth. Rev.
(All Childrens Hosp.)	6.500%	11/15/39	2,000	2,053
Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	16,805	17,398
Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,815
Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)(ETM)	2,175	2,310
Tampa Bay FL Water Util. System Rev.	5.500%	10/1/24 (1)	10,000	11,169
Tampa Bay FL Water Util. System Rev.	5.000%	10/1/34	10,000	9,967
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35 (1)	2,800	2,448
Volusia County FL School Board Sales Tax Rev.	5.000%	10/1/11 (4)	3,300	3,558
				954,562
Puerto Rico (1.6%)
Puerto Rico GO	5.250%	7/1/19	775	756
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/36 (2)	25,120	3,277
Puerto Rico Public Buildings Auth.
Govt. Fac. Rev. PUT	5.000%	7/1/12 (2)	11,900	11,913
				15,946
Total Tax-Exempt Municipal Bonds (Cost $970,505)				970,508

Florida Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (0.4%)
Other Assets	13,479
Liabilities	(9,625)
3,854
Net Assets (100%)	974,362

At May 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	989,859
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(15,490)
Unrealized Appreciation (Depreciation)
Investment Securities	3
Futures Contracts	(10)
Net Assets	974,362

Investor Shares—Net Assets
Applicable to 19,828,152 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	218,046
Net Asset Value Per Share—Investor Shares	$11.00

Admiral Shares—Net Assets
Applicable to 68,776,264 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	756,316
Net Asset Value Per Share—Admiral Shares	$11.00

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $320,000 have been segregated as initial margin for open futures contracts.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the value of this security represented 0.8% of net assets.

See accompanying Notes, which are an integral part of the Financial Statements.

A key to abbreviations and other references follows the Statement of Net Assets.

Florida Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) National Indemnity Co. (Berkshire Hathaway).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2009
($000)
Investment Income
Income
Interest	22,997
Total Income	22,997
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—Investor Shares	166
Management and Administrative—Admiral Shares	289
Marketing and Distribution—Investor Shares	32
Marketing and Distribution—Admiral Shares	104
Custodian Fees	6
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	648
Net Investment Income	22,349
Realized Net Gain (Loss)
Investment Securities Sold	767
Futures Contracts	(1,949)
Realized Net Gain (Loss)	(1,182)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	59,962
Futures Contracts	932
Change in Unrealized Appreciation (Depreciation)	60,894
Net Increase (Decrease) in Net Assets Resulting from Operations	82,061

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,349	49,035
Realized Net Gain (Loss)	(1,182)	(8,833)
Change in Unrealized Appreciation (Depreciation)	60,894	(101,323)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,061	(61,121)
Distributions
Net Investment Income
Investor Shares	(4,971)	(11,234)
Admiral Shares	(17,378)	(37,801)
Realized Capital Gain[1]
Investor Shares	—	(1,181)
Admiral Shares	—	(3,844)
Total Distributions	(22,349)	(54,060)
Capital Share Transactions
Investor Shares	(10,205)	(22,554)
Admiral Shares	(10,807)	(48,409)
Net Increase (Decrease) from Capital Share Transactions	(21,012)	(70,963)
Total Increase (Decrease)	38,700	(186,144)
Net Assets
Beginning of Period	935,662	1,121,806
End of Period	974,362	935,662

1 Includes fiscal 2008 short-term gain distributions totaling $876,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.32	$11.53	$11.73	$11.62	$11.79	$12.00
Investment Operations
Net Investment Income	.247	.507	.515	.513	.509	.506
Net Realized and Unrealized Gain
(Loss) on Investments	.680	(1.158)	(.183)	.152	(.153)	(.074)
Total from Investment Operations	.927	(.651)	.332	.665	.356	.432
Distributions
Dividends from Net Investment Income	(.247)	(.507)	(.515)	(.513)	(.509)	(.506)
Distributions from Realized Capital Gains	—	(.052)	(.017)	(.042)	(.017)	(.136)
Total Distributions	(.247)	(.559)	(.532)	(.555)	(.526)	(.642)
Net Asset Value, End of Period	$11.00	$10.32	$11.53	$11.73	$11.62	$11.79

Total Return[1]	9.07%	–5.87%	2.94%	5.90%	3.04%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$215	$263	$301	$320	$679
Ratio of Total Expenses to
Average Net Assets	0.20%[2]	0.15%	0.15%	0.16%	0.16%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.64%[2]	4.57%	4.47%	4.44%	4.31%	4.27%
Portfolio Turnover Rate	30%[2]	35%	16%	25%	13%	7%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.32	$11.53	$11.73	$11.62	$11.79	$12.00
Investment Operations
Net Investment Income	.252	.515	.523	.522	.518	.513
Net Realized and Unrealized Gain
(Loss) on Investments	.680	(1.158)	(.183)	.152	(.153)	(.074)
Total from Investment Operations	.932	(.643)	.340	.674	.365	.439
Distributions
Dividends from Net Investment Income	(.252)	(.515)	(.523)	(.522)	(.518)	(.513)
Distributions from Realized Capital Gains	—	(.052)	(.017)	(.042)	(.017)	(.136)
Total Distributions	(.252)	(.567)	(.540)	(.564)	(.535)	(.649)
Net Asset Value, End of Period	$11.00	$10.32	$11.53	$11.73	$11.62	$11.79

Total Return	9.11%	–5.80%	3.01%	5.98%	3.12%	3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$756	$721	$858	$902	$852	$458
Ratio of Total Expenses to
Average Net Assets	0.12%[1]	0.08%	0.08%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.72%[1]	4.64%	4.54%	4.51%	4.39%	4.32%
Portfolio Turnover Rate	30%[1]	35%	16%	25%	13%	7%

1 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005–2008) and for the period ended May 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2009, the fund had contributed capital of $242,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2008, the fund had available realized losses of $13,700,000 to offset future net capital gains through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $1,549,000 through November 30, 2008, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2009, the cost of investment securities for tax purposes was $972,054,000. Net unrealized depreciation of investment securities for tax purposes was $1,546,000, consisting of unrealized gains of $27,239,000 on securities that had risen in value since their purchase and $28,785,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2009, the aggregate settlement value of open futures contracts expiring in September 2009 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(31)	3,647	(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended May 31, 2009, the fund purchased $132,741,000 of investment securities and sold $166,277,000 of investment securities, other than temporary cash investments.

Florida Long-Term Tax-Exempt Fund

E. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2009		November 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	19,565	1,820	42,562	3,803
Issued in Lieu of Cash Distributions	3,383	315	8,654	780
Redeemed	(33,153)	(3,102)	(73,770)	(6,646)
Net Increase (Decrease)—Investor Shares	(10,205)	(967)	(22,554)	(2,063)
Admiral Shares
Issued	46,411	4,357	115,573	10,292
Issued in Lieu of Cash Distributions	10,928	1,018	26,884	2,424
Redeemed	(68,146)	(6,445)	(190,866)	(17,333)
Net Increase (Decrease)—Admiral Shares	(10,807)	(1,070)	(48,409)	(4,617)

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	—	(10)
Level 2—Other significant observable inputs	970,508	—
Level 3—Significant unobservable inputs	—	—
Total	970,508	(10)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	11/30/2008	5/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,090.68	$1.04
Admiral Shares	1,000.00	1,091.11	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and has slightly outperformed the average Florida municipal fund, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Retired
John J. Brennan[1]	Chairman and Chief Executive Officer of Rohm and
Born 1954. Trustee Since May 1987. Chairman of	Haas Co. (chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2009

VANGUARD FLORIDA TAX-FREE FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 15, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.